Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2018

Reference is made to Prudential Financial, Inc.‘s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

February 6, 2019

i

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2017	2018
2018	2017	Change		4Q	1Q	2Q	3Q	4Q

			Pre-tax adjusted operating income (loss) by division:
959	979	-2%	PGIM Division	306	232	254	230	243
1,278	1,497	-15%	U.S. Workplace Solutions Division	313	372	359	298	249
2,148	2,007	7%	U.S. Individual Solutions Division	639	555	550	624	419
3,266	3,198	2%	International Insurance Division	777	856	784	890	736
(1,283)	(1,437)	11%	Corporate and other operations	(463)	(294)	(286)	(374)	(329)

6,368	6,244	2%	Total pre-tax adjusted operating income	1,572	1,721	1,661	1,668	1,318
1,349	1,592	-15%	Income taxes, applicable to adjusted operating income	399	381	363	322	283

5,019	4,652	8%	After-tax adjusted operating income	1,173	1,340	1,298	1,346	1,035

			Reconciling items:
303	(58)	622%	Realized investment gains (losses), net, and related charges and adjustments	(581)	64	277	177	(215)
(863)	336	-357%	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	6	(403)	(193)	10	(277)
710	(151)	570%	Change in experience-rated contractholder liabilities due to asset value changes	37	418	85	(21)	228
			Divested and Run-off Businesses:
(62)	45	-238%	Closed Block Division	(4)	(9)	(31)	18	(40)
(1,535)	38	-4139%	Other Divested and Run-off Businesses	(13)	(72)	(1,526)	12	51
(87)	33	-364%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	99	(26)	(23)	(26)	(12)

(1,534)	243	-731%	Total reconciling items, before income taxes	(456)	(28)	(1,411)	170	(265)
(527)	(3,030)	83%	Income taxes, not applicable to adjusted operating income	(3,157)	(29)	(295)	(138)	(65)

(1,007)	3,273	-131%	Total reconciling items, after income taxes	2,701	1	(1,116)	308	(200)

4,012	7,925	-49%	Income (after-tax) before equity in earnings of operating joint ventures	3,874	1,341	182	1,654	835
62	(62)	200%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(109)	22	15	18	7

4,074	7,863	-48%	Income attributable to Prudential Financial, Inc.	3,765	1,363	197	1,672	842
14	111	-87%	Earnings attributable to noncontrolling interests	100	1	3	3	7

4,088	7,974	-49%	Net income	3,865	1,364	200	1,675	849
14	111	-87%	Less: Income attributable to noncontrolling interests	100	1	3	3	7

4,074	7,863	-48%	Net income attributable to Prudential Financial, Inc.	3,765	1,363	197	1,672	842

12.7%	12.9%		Operating Return on Average Equity (based on adjusted operating income) (1)(2)	12.5%	13.7%	13.1%	13.6%	10.3%

(1)

Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement and certain deferred taxes as described on page 3. The comparable GAAP measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on net income). Return on average equity (based on net income) represents income after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (2) (based on net income) is 7.1%, 14.1%, 1.6%, 10.3%, and 28.7% for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively and 8.2% and 16.0% for years ended December 31, 2018, and December 31, 2017, respectively.

(2)	2017 amounts have been revised resulting from the elimination of Gibraltar Life’s one-month reporting lag.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted):
11.69	10.58	After-tax adjusted operating income	2.69	3.08	3.01	3.15	2.44
		Reconciling items:
0.71	(0.13)	Realized investment gains (losses), net, and related charges and adjustments	(1.34)	0.15	0.65	0.42	(0.51)
(2.02)	0.77	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	0.01	(0.94)	(0.45)	0.02	(0.66)
1.67	(0.35)	Change in experience-rated contractholder liabilities due to asset value changes	0.09	0.97	0.20	(0.05)	0.54
		Divested and Run-off Businesses:
(0.15)	0.10	Closed Block Division	(0.01)	(0.02)	(0.07)	0.04	(0.09)
(3.60)	0.09	Other Divested and Run-off Businesses	(0.03)	(0.17)	(3.57)	0.03	0.12
0.03	(0.09)	Difference in earnings allocated to participating unvested share-based payment awards	(0.07)	—	0.02	(0.01)	0.01

(3.36)	0.39	Total reconciling items, before income taxes	(1.35)	(0.01)	(3.22)	0.45	(0.59)
(1.17)	(6.89)	Income taxes, not applicable to adjusted operating income	(7.27)	(0.07)	(0.67)	(0.30)	(0.14)

(2.19)	7.28	Total reconciling items, after income taxes	5.92	0.06	(2.55)	0.75	(0.45)

9.50	17.86	Net income attributable to Prudential Financial, Inc.	8.61	3.14	0.46	3.90	1.99

417.6	427.0	Weighted average number of outstanding Common shares (basic)	423.7	422.0	419.5	416.2	412.7
426.2	436.0	Weighted average number of outstanding Common shares (diluted)	432.7	430.9	428.0	424.7	421.2

		Earnings calculation, per share of Common Stock:

4,074	7,863	Net income attributable to Prudential Financial, Inc.	3,765	1,363	197	1,672	842
21	17	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	6	5	5
47	94	Less: Earnings allocated to participating unvested share-based payment awards	44	16	4	19	10

4,048	7,786	Net income attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	3,725	1,352	199	1,658	837

5,019	4,652	After-tax adjusted operating income	1,173	1,340	1,298	1,346	1,035
21	17	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	6	5	5
58	56	Less: Earnings allocated to participating unvested share-based payment awards	14	16	14	15	13

4,982	4,613	After-tax adjusted operating income for earnings per share of Common Stock calculation	1,163	1,329	1,290	1,336	1,027

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	1,380	1,383	2,056	2,393	2,451
		Long-term debt	10,550	11,516	10,706	9,857	9,810
		Junior Subordinated Long-Term Debt	6,622	6,627	6,026	7,564	7,568

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income (2)	54,236	51,830	48,232	46,725	48,617
		Excluding accumulated other comprehensive income (2)(3)	37,162	37,069	36,577	37,575	37,711
		Amount included above for remeasurement of foreign currency and certain deferred taxes (4)(5)	(969)	(2,892)	(2,650)	(2,509)	(2,344)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (2)(4)(5)	38,131	39,961	39,227	40,084	40,055

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (2)(6)	125.63	120.99	113.59	110.78	116.34
		Excluding accumulated other comprehensive income (2)(3)(6)	86.44	86.86	86.43	89.32	90.50
		Amount included above for remeasurement of foreign currency and certain deferred taxes (4)(5)	(2.23)	(6.69)	(6.17)	(5.88)	(5.56)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (2)(4)(5)(6)	88.67	93.55	92.60	95.20	96.06

		Number of diluted shares at end of period (6)	435.7	432.5	429.0	426.3	422.2

		Common Stock Price Range (based on closing price):
126.02	117.15	High	117.15	126.02	107.62	104.68	105.99
76.83	98.65	Low	107.28	100.64	93.22	93.99	76.83
81.55	114.98	Close	114.98	103.55	93.51	101.32	81.55

		Common Stock market capitalization (1)	48,591	43,595	39,059	41,987	33,493

(1)	As of end of period.
(2)	2017 amounts have been revised resulting from the elimination of Gibraltar Life’s one-month reporting lag.
(3)

Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.

(4)

Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

(5)

Includes $1,678 million impact reported in net income for the fourth quarter of 2017 from the remeasurement of deferred tax assets and liabilities originally established through accumulated other comprehensive income, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017.

(6)

As of the fourth quarter of 2017 and first, second and third quarters of 2018, exchangeable surplus notes are dilutive when book value per share is greater than $85.00 (equivalent to an additional 5.88 million in diluted shares and an increase of $500 million in equity). As of the fourth quarter of 2018, exchangeable surplus notes are dilutive when book value per share is greater than $82.16 (equivalent to an additional 6.09 million in diluted shares and an increase of $500 million in equity). See page 38 for more information.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

OPERATIONS HIGHLIGHTS

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1)(2):
		Assets Under Management:
		PGIM Division:
		Institutional customers	489.5	489.6	490.8	505.7	493.5
		Retail customers	245.6	246.2	252.0	258.3	240.1
		General account	420.2	420.0	413.3	410.6	427.8

		Total PGIM Division	1,155.3	1,155.8	1,156.1	1,174.6	1,161.4
		U.S. Workplace Solutions Division	88.5	86.2	87.6	88.7	86.1
		U.S. Individual Solutions Division	119.8	115.7	115.7	117.4	100.4
		International Insurance Division	30.0	30.8	28.8	29.3	29.4

		Total assets under management	1,393.6	1,388.5	1,388.2	1,410.0	1,377.3
		Client assets under administration	213.6	218.4	228.7	238.2	233.3

		Total assets under management and administration	1,607.2	1,606.9	1,616.9	1,648.2	1,610.6

		Assets managed or administered for customers outside of the United States at end of period	358.0	373.3	365.7	370.6	373.8

		Distribution Representatives (1):
		Prudential Advisors	2,882	2,958	3,052	3,071	3,005
		International Life Planners	7,831	7,771	7,638	7,798	7,969
		Gibraltar Life Consultants	8,326	8,137	7,938	8,030	7,964

63	56	Prudential Advisor productivity ($ thousands)	72	52	60	63	78

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2017	2018
2018	2017	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
32,978	29,162	13%	Premiums	8,720	6,638	6,710	8,143	11,487
6,272	5,518	14%	Policy charges and fee income	1,604	1,575	1,570	1,557	1,570
13,490	13,499	0%	Net investment income	3,465	3,337	3,404	3,367	3,382
5,390	5,467	-1%	Asset management fees, commissions and other income	1,461	1,325	1,359	1,365	1,341

58,130	53,646	8%	Total revenues	15,250	12,875	13,043	14,432	17,780

			Benefits and Expenses (1):
34,411	30,071	14%	Insurance and annuity benefits	9,163	6,853	7,160	8,464	11,934
3,720	3,729	0%	Interest credited to policyholders’ account balances	929	911	932	940	937
1,414	1,322	7%	Interest expense	344	340	347	355	372
(2,864)	(2,818)	-2%	Deferral of acquisition costs	(686)	(718)	(684)	(708)	(754)
2,114	2,093	1%	Amortization of acquisition costs	480	530	555	496	533
12,967	13,005	0%	General and administrative expenses	3,448	3,238	3,072	3,217	3,440

51,762	47,402	9%	Total benefits and expenses	13,678	11,154	11,382	12,764	16,462

6,368	6,244	2%	Adjusted operating income before income taxes	1,572	1,721	1,661	1,668	1,318

			Reconciling items:
619	(602)	203%	Realized investment gains (losses), net, and related adjustments	(554)	87	393	271	(132)
(316)	544	-158%	Related charges	(27)	(23)	(116)	(94)	(83)

303	(58)	622%	Total realized investment gains (losses), net, and related charges and adjustments	(581)	64	277	177	(215)

(863)	336	-357%	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	6	(403)	(193)	10	(277)
710	(151)	570%	Change in experience-rated contractholder liabilities due to asset value changes	37	418	85	(21)	228
			Divested and Run-off Businesses:
(62)	45	-238%	Closed Block Division	(4)	(9)	(31)	18	(40)
(1,535)	38	-4139%	Other Divested and Run-off Businesses	(13)	(72)	(1,526)	12	51
(87)	33	-364%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	99	(26)	(23)	(26)	(12)

(1,534)	243	-731%	Total reconciling items, before income taxes	(456)	(28)	(1,411)	170	(265)

4,834	6,487	-25%	Income before income taxes and equity in earnings of operating joint ventures	1,116	1,693	250	1,838	1,053
822	(1,438)	157%	Income tax expense (benefit)	(2,758)	352	68	184	218

4,012	7,925	-49%	Income before equity in earnings of operating joint ventures	3,874	1,341	182	1,654	835

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of Divested and Run-off Businesses and include charges for income attributable to noncontrolling interests. See pages 36 and 37 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended December 31, 2018
	Total	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	11,487	—	7,273	306	3,913	(5)
Policy charges and fee income	1,570	—	219	1,231	133	(13)
Net investment income	3,382	(3)	1,243	700	1,311	131
Asset management fees, commissions and other income	1,341	838	225	488	59	(269)

Total revenues	17,780	835	8,960	2,725	5,416	(156)

Benefits and Expenses (1):
Insurance and annuity benefits	11,934	—	7,731	789	3,421	(7)
Interest credited to policyholders’ account balances	937	—	434	283	220	—
Interest expense	372	11	12	201	6	142
Deferral of acquisition costs	(754)	(1)	(18)	(333)	(414)	12
Amortization of acquisition costs	533	2	15	216	310	(10)
General and administrative expenses	3,440	580	537	1,150	1,137	36

Total benefits and expenses	16,462	592	8,711	2,306	4,680	173

Adjusted operating income (loss) before income taxes	1,318	243	249	419	736	(329)

	Quarter Ended December 31, 2017
	Total	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	8,720	—	4,651	253	3,822	(6)
Policy charges and fee income	1,604	—	199	1,286	129	(10)
Net investment income	3,465	46	1,323	685	1,284	127
Asset management fees, commissions and other income	1,461	939	230	525	57	(290)

Total revenues	15,250	985	6,403	2,749	5,292	(179)

Benefits and Expenses (1):
Insurance and annuity benefits	9,163	—	5,134	722	3,291	16
Interest credited to policyholders’ account balances	929	—	440	268	221	—
Interest expense	344	8	9	186	3	138
Deferral of acquisition costs	(686)	(1)	(11)	(265)	(418)	9
Amortization of acquisition costs	480	3	12	201	274	(10)
General and administrative expenses	3,448	669	506	998	1,144	131

Total benefits and expenses	13,678	679	6,090	2,110	4,515	284

Adjusted operating income (loss) before income taxes	1,572	306	313	639	777	(463)

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of Divested and Run-off Businesses and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Twelve Months Ended December 31, 2018
	Total	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	32,978	—	15,728	1,106	16,171	(27)
Policy charges and fee income	6,272	—	847	4,942	534	(51)
Net investment income	13,490	73	4,993	2,727	5,245	452
Asset management fees, commissions and other income	5,390	3,221	942	2,022	284	(1,079)

Total revenues	58,130	3,294	22,510	10,797	22,234	(705)

Benefits and Expenses (1):
Insurance and annuity benefits	34,411	—	17,456	2,896	14,071	(12)
Interest credited to policyholders’ account balances	3,720	—	1,712	1,101	907	—
Interest expense	1,414	40	37	781	21	535
Deferral of acquisition costs	(2,864)	(6)	(44)	(1,146)	(1,717)	49
Amortization of acquisition costs	2,114	8	38	879	1,233	(44)
General and administrative expenses	12,967	2,293	2,033	4,138	4,453	50

Total benefits and expenses	51,762	2,335	21,232	8,649	18,968	578

Adjusted operating income (loss) before income taxes	6,368	959	1,278	2,148	3,266	(1,283)

	Twelve Months Ended December 31, 2017
	Total	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	29,162	—	12,436	1,043	15,707	(24)
Policy charges and fee income	5,518	—	828	4,235	503	(48)
Net investment income	13,499	170	5,119	2,690	5,027	493
Asset management fees, commissions and other income	5,467	3,185	931	2,116	323	(1,088)

Total revenues	53,646	3,355	19,314	10,084	21,560	(667)

Benefits and Expenses (1):
Insurance and annuity benefits	30,071	—	14,108	2,454	13,488	21
Interest credited to policyholders’ account balances	3,729	—	1,781	1,049	899	—
Interest expense	1,322	27	31	718	13	533
Deferral of acquisition costs	(2,818)	(6)	(36)	(1,005)	(1,807)	36
Amortization of acquisition costs	2,093	11	40	947	1,138	(43)
General and administrative expenses	13,005	2,344	1,893	3,914	4,631	223

Total benefits and expenses	47,402	2,376	17,817	8,077	18,362	770

Adjusted operating income (loss) before income taxes	6,244	979	1,497	2,007	3,198	(1,437)

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of Divested and Run-off Businesses and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

CONSOLIDATED BALANCE SHEETS

(in millions)

	12/31/2017	03/31/2018	06/30/2018	09/30/2018	12/31/2018

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $312,385; $319,180; $317,548; $321,168; $331,745)	346,780	347,630	341,151	340,970	353,656
Fixed maturities, held-to-maturity, at amortized cost (fair value $2,430; $2,511; $2,388; $2,287; $2,372)	2,049	2,120	2,020	1,957	2,013
Fixed maturities, trading, at fair value (amortized cost $3,509; $2,852; $2,980; $3,162; $3,392) (1)	3,507	2,885	2,916	3,083	3,243
Assets supporting experience-rated contractholder liabilities, at fair value	22,097	21,637	21,497	21,083	21,254
Equity securities, at fair value (cost $5,154; $5,382; $5,374; $5,149; $5,219) (1)	7,329	7,289	7,191	7,058	6,238
Commercial mortgage and other loans	56,045	58,098	58,622	59,336	59,830
Policy loans	11,891	12,036	11,935	11,928	12,016
Other invested assets (1)	13,373	14,044	13,459	13,790	14,526
Short-term investments (1)	6,800	5,752	5,728	5,767	6,469

Total investments	469,871	471,491	464,519	464,972	479,245
Cash and cash equivalents	14,490	15,676	14,918	12,466	15,353
Accrued investment income	3,325	3,169	3,235	3,180	3,318
Deferred policy acquisition costs	18,992	19,649	19,643	19,789	20,058
Value of business acquired	1,591	1,995	2,027	1,962	1,850
Other assets (3)	17,250	17,112	16,860	16,938	16,118
Separate account assets	306,617	300,585	298,658	303,441	279,136

Total assets	832,136	829,677	819,860	822,748	815,078

Liabilities:
Future policy benefits	257,317	261,144	260,435	260,797	273,846
Policyholders’ account balances	148,189	149,917	149,359	149,130	150,338
Securities sold under agreements to repurchase	8,400	8,633	9,540	9,176	9,950
Cash collateral for loaned securities	4,354	4,312	4,307	4,656	3,929
Income taxes (3)	9,648	9,296	7,888	7,014	7,936
Senior short-term debt	1,380	1,383	2,056	2,393	2,451
Senior long-term debt	10,550	11,516	10,706	9,857	9,810
Junior subordinated long-term debt	6,622	6,627	6,026	7,564	7,568
Notes issued by consolidated variable interest entities	1,518	954	937	930	955
Other liabilities	23,030	23,135	21,356	20,708	20,128
Separate account liabilities	306,617	300,585	298,658	303,441	279,136

Total liabilities	777,625	777,502	771,268	775,666	766,047

Equity:
Accumulated other comprehensive income (2)	17,074	14,761	11,655	9,150	10,906
Other equity (2)(3)	37,162	37,069	36,577	37,575	37,711

Total Prudential Financial, Inc. equity	54,236	51,830	48,232	46,725	48,617

Noncontrolling Interest	275	345	360	357	414

Total Equity	54,511	52,175	48,592	47,082	49,031

Total liabilities and equity	832,136	829,677	819,860	822,748	815,078

(1)	2017 amounts have been reclassified to conform to current period presentation.
(2)

Total equity for March 31, 2018 includes the cumulative effect of adoption of ASU 2016-01, effective January 1, 2018, which includes an increase in “Other equity” of $904 million and a decrease in Accumulated other comprehensive income of $847 million.

(3)	2017 amounts include an increase resulting from the elimination of Gibraltar Life’s one-month reporting lag.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of December 31, 2018

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	479,245	57,710	421,535	4,542	131,746	61,626	200,313	23,308
Deferred policy acquisition costs	20,058	264	19,794	—	311	11,087	8,715	(319)
Other assets	36,639	1,065	35,574	2,908	6,979	17,280	9,850	(1,443)
Separate account assets	279,136	—	279,136	40,240	78,216	161,645	3,755	(4,720)

Total assets	815,078	59,039	756,039	47,690	217,252	251,638	222,633	16,826

Liabilities:
Future policy benefits	273,846	48,282	225,564	—	69,677	25,377	122,894	7,616
Policyholders’ account balances	150,338	5,061	145,277	—	56,855	36,671	50,895	856
Debt	19,829	—	19,829	1,810	810	7,335	141	9,733
Other liabilities	42,898	7,414	35,484	3,030	5,272	7,046	17,328	2,808
Separate account liabilities	279,136	—	279,136	40,240	78,216	161,645	3,755	(4,720)

Total liabilities	766,047	60,757	705,290	45,080	210,830	238,074	195,013	16,293

Equity:
Accumulated other comprehensive income (loss) (1)	10,906	(23)	10,929	(83)	628	(418)	13,040	(2,238)
Other equity (1)	37,711	(1,705)	39,416	2,067	5,744	13,967	14,518	3,120

Total Prudential Financial, Inc. equity	48,617	(1,728)	50,345	1,984	6,372	13,549	27,558	882

Noncontrolling Interest	414	10	404	626	50	15	62	(349)

Total Equity	49,031	(1,718)	50,749	2,610	6,422	13,564	27,620	533

Total liabilities and equity	815,078	59,039	756,039	47,690	217,252	251,638	222,633	16,826

	As of December 31, 2017

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	469,871	61,291	408,580	5,143	131,957	62,322	189,454	19,704
Deferred policy acquisition costs	18,992	299	18,693	—	308	10,535	8,214	(364)
Other assets (2)	36,656	1,543	35,113	2,823	7,820	14,473	10,244	(247)
Separate account assets	306,617	—	306,617	41,978	85,120	180,321	3,735	(4,537)

Total assets	832,136	63,133	769,003	49,944	225,205	267,651	211,647	14,556

Liabilities:
Future policy benefits	257,317	48,870	208,447	—	64,246	24,446	114,515	5,240
Policyholders’ account balances	148,189	5,147	143,042	—	58,252	34,429	50,353	8
Debt	18,552	—	18,552	1,936	845	7,970	120	7,681
Other liabilities (2)	46,950	10,831	36,119	3,667	6,573	6,624	16,005	3,250
Separate account liabilities	306,617	—	306,617	41,978	85,120	180,321	3,735	(4,537)

Total liabilities	777,625	64,848	712,777	47,581	215,036	253,790	184,728	11,642

Equity:
Accumulated other comprehensive income (loss)	17,074	(1)	17,075	(102)	3,087	1,062	13,891	(863)
Other equity (2)(3)	37,162	(1,716)	38,878	2,030	7,075	12,798	12,979	3,996

Total Prudential Financial, Inc. equity	54,236	(1,717)	55,953	1,928	10,162	13,860	26,870	3,133

Noncontrolling Interest	275	2	273	435	7	1	49	(219)

Total Equity	54,511	(1,715)	56,226	2,363	10,169	13,861	26,919	2,914

Total liabilities and equity	832,136	63,133	769,003	49,944	225,205	267,651	211,647	14,556

(1)

Total equity for December 31, 2018 includes the cumulative effect of adoption of ASU 2016-01, effective January 1, 2018, which includes an increase in “Other equity” of $904 million and a decrease in Accumulated other comprehensive income of $847 million.

(2)	Prior period amounts include an increase resulting from the elimination of Gibraltar Life’s one-month reporting lag.
(3)

“Other equity” for December 31, 2017 includes estimated impacts of enactment of the Tax Act, including $1,678 million in Corporate and Other Operations related to the remeasurement of certain deferred tax assets and liabilities originally established through accumulated other comprehensive income.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of December 31, 2018				As of December 31, 2017
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	1,250	4,543	7,568	13,361	—	5,402	6,622	12,024
Operating Debt - Investment related	352	3,569	—	3,921	676	3,306	—	3,982
Operating Debt - Specified businesses	739	1,032	—	1,771	704	1,043	—	1,747
Limited recourse and non-recourse borrowing	110	666	—	776	—	799	—	799

Total debt	2,451	9,810	7,568	19,829	1,380	10,550	6,622	18,552

	As of December 31, 2018				As of December 31, 2017
		The Prudential				The Prudential
	Prudential Financial, Inc.	Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	12,363	941	57	13,361	11,028	940	56	12,024
Operating Debt - Investment related	3,856	65	—	3,921	3,917	65	—	3,982
Operating Debt - Specified businesses	1,037	734	—	1,771	1,239	508	—	1,747
Limited recourse and non-recourse borrowing	—	776	—	776	—	799	—	799

Total debt	17,256	2,516	57	19,829	16,184	2,312	56	18,552

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $841 million of surplus notes as of December 31, 2018 and $840 million as of December 31, 2017.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

STATEMENTS OF OPERATIONS - PGIM DIVISION

(in millions)

Year-to-date		%		2017	2018
2018	2017	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
—	—	—	Premiums	—	—	—	—	—
—	—	—	Policy charges and fee income	—	—	—	—	—
73	170	-57%	Net investment income	46	17	31	28	(3)
3,221	3,185	1%	Asset management fees, commissions and other income	939	809	785	789	838

3,294	3,355	-2%	Total revenues	985	826	816	817	835

			Benefits and Expenses (1):
—	—	—	Insurance and annuity benefits	—	—	—	—	—
—	—	—	Interest credited to policyholders’ account balances	—	—	—	—	—
40	27	48%	Interest expense	8	9	11	9	11
(6)	(6)	0%	Deferral of acquisition costs	(1)	(2)	(1)	(2)	(1)
8	11	-27%	Amortization of acquisition costs	3	2	2	2	2
2,293	2,344	-2%	General and administrative expenses	669	585	550	578	580

2,335	2,376	-2%	Total benefits and expenses	679	594	562	587	592

959	979	-2%	Adjusted operating income before income taxes	306	232	254	230	243

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

PGIM DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

			Supplementary Revenue Information (in millions):
Year-to-date		%		2017	2018
2018	2017	Change		4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
2,542	2,417	5%	Asset management fees	631	633	629	641	639
270	439	-38%	Other related revenues (1)	229	73	65	48	84
482	499	-3%	Service, distribution and other revenues	125	120	122	128	112

3,294	3,355	-2%	Total PGIM revenues	985	826	816	817	835

			Analysis of asset management fees by source:
1,204	1,147	5%	Institutional customers	297	296	295	302	311
867	800	8%	Retail customers	218	217	219	221	210
471	470	0%	General account	116	120	115	118	118

2,542	2,417	5%	Total asset management fees	631	633	629	641	639

Supplementary Assets Under Management Information (in billions):
	December 31, 2018
	Equity	Fixed Income	Real Estate	Total
Institutional customers	54.7	395.1	43.7	493.5
Retail customers	112.9	125.2	2.0	240.1
General account	5.1	420.8	1.9	427.8

Total	172.7	941.1	47.6	1,161.4

	December 31, 2017
	Equity	Fixed Income	Real Estate	Total
Institutional customers	68.0	379.4	42.1	489.5
Retail customers	132.4	111.5	1.7	245.6
General account	5.8	412.5	1.9	420.2

Total	206.2	903.4	45.7	1,155.3

(1)	Other related revenues for 4Q17 include $95 million of revenues associated with noncontrolling interests which are fully offset in general and administrative expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

PGIM DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION

(in billions)

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
437.9	386.4	Beginning assets under management	431.0	437.9	438.6	439.5	453.3
75.1	65.2	Additions	16.2	19.4	17.8	19.0	18.9
(61.0)	(53.6)	Withdrawals	(16.3)	(19.6)	(12.3)	(9.7)	(19.4)
(9.3)	38.0	Change in market value	8.5	(0.8)	(4.3)	3.9	(8.1)
1.5	1.3	Net money market flows	(1.6)	1.8	0.3	0.8	(1.4)
(0.6)	0.6	Other	0.1	(0.1)	(0.6)	(0.2)	0.3

443.6	437.9	Ending assets under management	437.9	438.6	439.5	453.3	443.6
49.9	51.6	Affiliated institutional assets under management	51.6	51.0	51.3	52.4	49.9

493.5	489.5	Total assets managed for institutional customers at end of period	489.5	489.6	490.8	505.7	493.5

14.1	11.6	Net institutional additions (withdrawals), excluding money market activity	(0.1)	(0.2)	5.5	9.3	(0.5)

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force (1):
157.3	129.7	Beginning assets under management	150.5	157.3	159.4	164.7	169.2
53.0	49.7	Additions	14.0	14.6	13.4	10.9	14.1
(53.4)	(45.6)	Withdrawals	(12.5)	(13.6)	(11.6)	(11.5)	(16.7)
(3.7)	23.5	Change in market value	5.3	0.9	3.7	5.1	(13.4)
0.1	—	Net money market flows	—	—	—	0.1	—
0.9	—	Other	—	0.2	(0.2)	(0.1)	1.0

154.2	157.3	Ending assets under management	157.3	159.4	164.7	169.2	154.2
85.9	88.3	Affiliated retail assets under management	88.3	86.8	87.3	89.1	85.9

240.1	245.6	Total assets managed for retail customers at end of period	245.6	246.2	252.0	258.3	240.1

(0.4)	4.1	Net retail additions (withdrawals), excluding money market activity	1.5	1.0	1.8	(0.6)	(2.6)

(1)

The amounts for all prior periods have been revised to correct the previously reported amounts for a reclass between Assets gathered by Investment Management & Advisory Services sales force and Affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2017	2018
2018	2017	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
15,728	12,436	26%	Premiums	4,651	1,838	2,689	3,928	7,273
847	828	2%	Policy charges and fee income	199	200	217	211	219
4,993	5,119	-2%	Net investment income	1,323	1,238	1,271	1,241	1,243
942	931	1%	Asset management fees, commissions and other income	230	229	235	253	225

22,510	19,314	17%	Total revenues	6,403	3,505	4,412	5,633	8,960

			Benefits and Expenses (1):
17,456	14,108	24%	Insurance and annuity benefits	5,134	2,212	3,125	4,388	7,731
1,712	1,781	-4%	Interest credited to policyholders’ account balances	440	408	435	435	434
37	31	19%	Interest expense	9	8	9	8	12
(44)	(36)	-22%	Deferral of acquisition costs	(11)	(5)	(12)	(9)	(18)
38	40	-5%	Amortization of acquisition costs	12	5	9	9	15
2,033	1,893	7%	General and administrative expenses	506	505	487	504	537

21,232	17,817	19%	Total benefits and expenses	6,090	3,133	4,053	5,335	8,711

1,278	1,497	-15%	Adjusted operating income before income taxes	313	372	359	298	249

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

	Twelve Months Ended December 31, 2018			Quarter Ended December 31, 2018
	Total U.S. Workplace Solutions Division	Retirement	Group Insurance	Total U.S. Workplace Solutions Division	Retirement	Group Insurance
Revenues (1):
Premiums	15,728	11,331	4,397	7,273	6,174	1,099
Policy charges and fee income	847	250	597	219	67	152
Net investment income	4,993	4,377	616	1,243	1,095	148
Asset management fees, commissions and other income	942	867	75	225	209	16

Total revenues	22,510	16,825	5,685	8,960	7,545	1,415

Benefits and Expenses (1):
Insurance and annuity benefits	17,456	13,215	4,241	7,731	6,660	1,071
Interest credited to policyholders’ account balances	1,712	1,430	282	434	363	71
Interest expense	37	35	2	12	11	1
Deferral of acquisition costs	(44)	(43)	(1)	(18)	(18)	—
Amortization of acquisition costs	38	33	5	15	14	1
General and administrative expenses	2,033	1,106	927	537	299	238

Total benefits and expenses	21,232	15,776	5,456	8,711	7,329	1,382

Adjusted operating income before income taxes	1,278	1,049	229	249	216	33

	Twelve Months Ended December 31, 2017			Quarter Ended December 31, 2017
	Total U.S. Workplace Solutions Division	Retirement	Group Insurance	Total U.S. Workplace Solutions Division	Retirement	Group Insurance
Revenues (1):
Premiums	12,436	8,278	4,158	4,651	3,613	1,038
Policy charges and fee income	828	238	590	199	60	139
Net investment income	5,119	4,482	637	1,323	1,159	164
Asset management fees, commissions and other income	931	845	86	230	208	22

Total revenues	19,314	13,843	5,471	6,403	5,040	1,363

Benefits and Expenses (1):
Insurance and annuity benefits	14,108	10,035	4,073	5,134	4,091	1,043
Interest credited to policyholders’ account balances	1,781	1,507	274	440	368	72
Interest expense	31	26	5	9	8	1
Deferral of acquisition costs	(36)	(36)	—	(11)	(11)	—
Amortization of acquisition costs	40	26	14	12	11	1
General and administrative expenses	1,893	1,041	852	506	282	224

Total benefits and expenses	17,817	12,599	5,218	6,090	4,749	1,341

Adjusted operating income before income taxes	1,497	1,244	253	313	291	22

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

U.S. WORKPLACE SOLUTIONS - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
234,616	202,802	Beginning total account value	227,438	234,616	236,120	240,922	251,272
33,116	29,527	Deposits and sales	6,832	9,922	7,712	8,843	6,639
(26,429)	(24,811)	Withdrawals and benefits	(7,203)	(8,154)	(6,470)	(5,864)	(5,941)
(9,634)	27,098	Change in market value, interest credited, interest income and other activity	7,549	(264)	3,560	7,371	(20,301)

231,669	234,616	Ending total account value	234,616	236,120	240,922	251,272	231,669

6,686	4,716	Net additions (withdrawals)	(371)	1,768	1,242	2,979	697

		Stable value account values included above	48,667	48,692	48,882	49,132	49,544

		Institutional Investment Products:
194,492	183,376	Beginning total account value	188,399	194,492	191,518	191,722	195,237
21,310	21,630	Additions	10,267	688	5,461	6,318	8,843
(15,409)	(17,406)	Withdrawals and benefits	(5,442)	(4,889)	(3,851)	(3,345)	(3,324)
3,303	5,190	Change in market value, interest credited and interest income	947	(214)	1,198	1,146	1,173
(2,937)	1,702	Other (1)	321	1,441	(2,604)	(604)	(1,170)

200,759	194,492	Ending total account value	194,492	191,518	191,722	195,237	200,759

5,901	4,224	Net additions (withdrawals)	4,825	(4,201)	1,610	2,973	5,519

		Amounts included in ending total account value above:
67,934	69,239	Investment-only stable value wraps	69,239	66,518	67,406	67,598	67,934
44,249	40,072	Longevity reinsurance (2)	40,072	41,173	41,325	43,455	44,249
88,576	85,181	Group annuities and other products	85,181	83,827	82,991	84,184	88,576

200,759	194,492	Ending total account value	194,492	191,518	191,722	195,237	200,759

(1)

“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

U.S. WORKPLACE SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
376	287	Group life	22	243	46	63	24
183	153	Group disability	12	140	14	16	13

559	440	Total	34	383	60	79	37

		Future Policy Benefits (1)(2):
		Group life	2,286	2,216	2,180	2,111	2,293
		Group disability	2	26	19	9	2

		Total	2,288	2,242	2,199	2,120	2,295

		Policyholders’ Account Balances (1):
		Group life	8,737	8,675	8,769	8,840	8,889
		Group disability	246	174	181	187	200

		Total	8,983	8,849	8,950	9,027	9,089

		Separate Account Liabilities (1):
		Group life	23,955	24,353	23,758	23,881	24,044
		Group disability	—	—	—	—	—

		Total	23,955	24,353	23,758	23,881	24,044

		Group Life Insurance:
4,280	4,124	Gross premiums, policy charges and fee income (3)	1,019	1,046	1,075	1,082	1,077
4,011	3,886	Earned premiums, policy charges and fee income	955	1,000	996	1,009	1,006

87.4%	88.7%	Benefits ratio (4)	89.3%	87.2%	88.6%	87.3%	86.7%
12.2%	11.2%	Administrative operating expense ratio	12.5%	11.6%	12.6%	11.5%	13.0%
		Persistency ratio	93.8%	95.7%	95.3%	94.6%	94.5%

		Group Disability Insurance:
1,030	953	Gross premiums, policy charges and fee income (3)	244	251	261	259	259
983	862	Earned premiums, policy charges and fee income	222	243	250	245	245

77.8%	78.9%	Benefits ratio (4)	85.6%	79.0%	71.6%	78.9%	81.5%
27.1%	29.4%	Administrative operating expense ratio	29.8%	27.1%	26.4%	26.8%	28.0%
		Persistency ratio	91.4%	94.9%	94.7%	94.2%	93.9%

		Total Group Insurance:
85.5%	86.9%	Benefits ratio (4)	88.6%	85.6%	85.3%	85.7%	85.7%
15.1%	14.6%	Administrative operating expense ratio	15.8%	14.6%	15.3%	14.5%	15.9%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)

Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.5%, 64.0%, and 82.8% for the three months ended June 30, 2018, respectively. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.2%, 75.8%, 84.9% and 88.9%, 71.8%, 85.8% for year-to-date December 31, 2018 and December 31, 2017, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2017	2018
2018	2017	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
1,106	1,043	6%	Premiums	253	267	262	271	306
4,942	4,235	17%	Policy charges and fee income	1,286	1,245	1,236	1,230	1,231
2,727	2,690	1%	Net investment income	685	657	686	684	700
2,022	2,116	-4%	Asset management fees, commissions and other income	525	508	533	493	488

10,797	10,084	7%	Total revenues	2,749	2,677	2,717	2,678	2,725

			Benefits and Expenses (1):
2,896	2,454	18%	Insurance and annuity benefits	722	735	737	635	789
1,101	1,049	5%	Interest credited to policyholders’ account balances	268	265	275	278	283
781	718	9%	Interest expense	186	186	195	199	201
(1,146)	(1,005)	-14%	Deferral of acquisition costs	(265)	(249)	(270)	(294)	(333)
879	947	-7%	Amortization of acquisition costs	201	202	251	210	216
4,138	3,914	6%	General and administrative expenses	998	983	979	1,026	1,150

8,649	8,077	7%	Total benefits and expenses	2,110	2,122	2,167	2,054	2,306

2,148	2,007	7%	Adjusted operating income before income taxes	639	555	550	624	419

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

	Twelve Months Ended December 31, 2018			Quarter Ended December 31, 2018
	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life
Revenues (1):
Premiums	1,106	179	927	306	71	235
Policy charges and fee income	4,942	2,846	2,096	1,231	679	552
Net investment income	2,727	694	2,033	700	177	523
Asset management fees, commissions and other income	2,022	1,247	775	488	297	191

Total revenues	10,797	4,966	5,831	2,725	1,224	1,501

Benefits and Expenses (1):
Insurance and annuity benefits	2,896	370	2,526	789	128	661
Interest credited to policyholders’ account balances	1,101	335	766	283	84	199
Interest expense	781	67	714	201	16	185
Deferral of acquisition costs	(1,146)	(420)	(726)	(333)	(113)	(220)
Amortization of acquisition costs	879	511	368	216	115	101
General and administrative expenses	4,138	2,178	1,960	1,150	549	601

Total benefits and expenses	8,649	3,041	5,608	2,306	779	1,527

Adjusted operating income (loss) before income taxes	2,148	1,925	223	419	445	(26)

	Twelve Months Ended December 31, 2017			Quarter Ended December 31, 2017
	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life
Revenues (1):
Premiums	1,043	148	895	253	27	226
Policy charges and fee income	4,235	2,833	1,402	1,286	736	550
Net investment income	2,690	742	1,948	685	186	499
Asset management fees, commissions and other income	2,116	1,387	729	525	336	189

Total revenues	10,084	5,110	4,974	2,749	1,285	1,464

Benefits and Expenses (1):
Insurance and annuity benefits	2,454	318	2,136	722	72	650
Interest credited to policyholders’ account balances	1,049	330	719	268	85	183
Interest expense	718	70	648	186	19	167
Deferral of acquisition costs	(1,005)	(314)	(691)	(265)	(84)	(181)
Amortization of acquisition costs	947	464	483	201	118	83
General and administrative expenses	3,914	2,044	1,870	998	534	464

Total benefits and expenses	8,077	2,912	5,165	2,110	744	1,366

Adjusted operating income (loss) before income taxes	2,007	2,198	(191)	639	541	98

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
165,153	153,295	Beginning total account value	162,107	165,153	161,171	160,143	162,369
4,296	2,863	Sales: Highest Daily Suite - risk retained by Prudential (1)	817	1,010	1,126	1,116	1,044
5	27	Highest Daily Suite - externally reinsured living benefits	—	1	—	—	4
3,562	2,962	Other variable annuities (2)	796	683	881	997	1,001

7,863	5,852	Total sales	1,613	1,694	2,007	2,113	2,049
(11,577)	(9,717)	Surrenders and withdrawals	(2,721)	(2,867)	(2,929)	(2,898)	(2,883)

(3,714)	(3,865)	Net redemptions	(1,108)	(1,173)	(922)	(785)	(834)
(1,747)	(1,558)	Benefit payments	(395)	(453)	(469)	(410)	(415)

(5,461)	(5,423)	Net flows	(1,503)	(1,626)	(1,391)	(1,195)	(1,249)
(8,650)	20,993	Change in market value, interest credited, and other	5,494	(1,418)	1,292	4,360	(12,884)
(3,703)	(3,712)	Policy charges	(945)	(938)	(929)	(939)	(897)

147,339	165,153	Ending total account value	165,153	161,171	160,143	162,369	147,339

		Variable Annuities Account Value by Product:
121,504	121,150	Highest Daily Suite - risk retained by Prudential (1)	121,150	118,249	117,348	118,618	121,504
2,873	3,227	Highest Daily Suite - externally reinsured living benefits	3,227	3,165	3,146	3,184	2,873
22,962	40,776	Other variable annuities (2)	40,776	39,757	39,649	40,567	22,962

147,339	165,153	Ending total account value	165,153	161,171	160,143	162,369	147,339

		Fixed Annuities and other products:
3,473	3,488	Beginning total account value	3,493	3,473	3,480	3,502	3,593
407	42	Sales	5	30	60	128	189
(111)	(104)	Surrenders and withdrawals	(31)	(28)	(28)	(25)	(30)

296	(62)	Net sales (redemptions)	(26)	2	32	103	159
(337)	(315)	Benefit payments	(77)	(84)	(87)	(83)	(83)

(41)	(377)	Net flows	(103)	(82)	(55)	20	76
309	363	Interest credited and other	83	89	77	71	72
—	(1)	Policy charges	—	—	—	—	—

3,741	3,473	Ending total account value	3,473	3,480	3,502	3,593	3,741

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (3):
2,468	1,904	Insurance Agents	489	525	619	640	684
1,541	979	Wirehouses	303	323	355	433	430
3,682	2,514	Independent Financial Planners	713	758	951	999	974
579	497	Bank Distribution	113	118	142	169	150

8,270	5,894	Total	1,618	1,724	2,067	2,241	2,238

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,892	9,892	Beginning balance	9,816	9,892	9,932	9,932	10,006
1,158	650	Premiums and deposits	167	211	256	318	373
(622)	(597)	Surrenders and withdrawals	(166)	(163)	(155)	(139)	(165)

536	53	Net sales	1	48	101	179	208
(405)	(380)	Benefit payments	(90)	(100)	(106)	(97)	(102)

131	(327)	Net flows	(89)	(52)	(5)	82	106
268	248	Interest credited and other	71	61	69	69	69
8	80	Net transfers (to) from separate account	94	31	(64)	(76)	117
(1)	(1)	Policy charges	—	—	—	(1)	—

10,298	9,892	Ending balance	9,892	9,932	9,932	10,006	10,298

		Account Values in Separate Account (1):
158,734	146,891	Beginning balance	155,784	158,734	154,719	153,713	155,956
7,112	5,244	Premiums and deposits	1,451	1,513	1,811	1,923	1,865
(11,066)	(9,224)	Surrenders and withdrawals	(2,586)	(2,732)	(2,802)	(2,784)	(2,748)

(3,954)	(3,980)	Net redemptions	(1,135)	(1,219)	(991)	(861)	(883)
(1,679)	(1,493)	Benefit payments	(382)	(437)	(450)	(396)	(396)

(5,633)	(5,473)	Net flows	(1,517)	(1,656)	(1,441)	(1,257)	(1,279)
(8,609)	21,108	Change in market value, interest credited and other	5,506	(1,390)	1,300	4,362	(12,881)
(8)	(80)	Net transfers (to) from general account	(94)	(31)	64	76	(117)
(3,702)	(3,712)	Policy charges	(945)	(938)	(929)	(938)	(897)

140,782	158,734	Ending balance	158,734	154,719	153,713	155,956	140,782

(1)

Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2017	2018
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	3,380	3,134	2,950	2,818	2,578
Guaranteed minimum withdrawal benefits	477	450	433	428	364
Guaranteed minimum income benefits	2,791	2,690	2,651	2,661	2,306
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	131,146	128,176	127,490	129,431	118,115
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,227	3,165	3,146	3,184	2,873

Total	141,021	137,615	136,670	138,522	126,236

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	115,690	112,913	112,055	113,257	102,300
Account Values with Auto-Rebalancing Feature - externally reinsured	3,227	3,165	3,146	3,184	2,873
Account Values without Auto-Rebalancing Feature	22,104	21,537	21,469	22,081	21,063

Total	141,021	137,615	136,670	138,522	126,236

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	2,928	3,506	3,775	3,634	6,714
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	661	742	797	757	1,226

Total	3,589	4,248	4,572	4,391	7,940

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2017	2018
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	128,545	125,515	124,777	126,693	115,489
Net amount at risk	285	356	456	404	917
Minimum return, anniversary contract value, or maximum contract value:
Account value	32,269	31,322	30,925	31,057	27,673
Net amount at risk	2,611	3,078	3,179	2,916	5,071

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	118,916	116,078	115,201	116,441	105,172
Account Values without Auto-Rebalancing Feature	41,898	40,759	40,501	41,309	37,990

Total	160,814	156,837	155,702	157,750	143,162

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,008	1,403	1,545	1,379	3,115
Net Amount at Risk without Auto-Rebalancing Feature	1,888	2,031	2,090	1,941	2,873

Total	2,896	3,434	3,635	3,320	5,988

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE

(in millions)

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

213	213	Term life	53	49	54	55	55
97	156	Guaranteed Universal life	32	21	24	23	29
150	125	Other Universal life	43	26	29	44	51
163	130	Variable life	55	29	35	41	58

623	624	Total	183	125	142	163	193

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

135	118	Prudential Advisors	33	30	33	35	37
488	506	Third party distribution	150	95	109	128	156

623	624	Total	183	125	142	163	193

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
26,861	26,041	Beginning balance	26,612	26,861	27,420	27,942	28,347
3,334	3,205	Premiums and deposits	831	734	738	790	1,072
(1,281)	(1,031)	Surrenders and withdrawals	(281)	(249)	(293)	(280)	(459)

2,053	2,174	Net sales	550	485	445	510	613
(371)	(566)	Benefit payments	(140)	(145)	(155)	(132)	61

1,682	1,608	Net flows	410	340	290	378	674
1,584	393	Interest credited and other	131	524	527	304	229
294	438	Net transfers (to) from separate account	110	119	119	136	(80)
(1,693)	(1,619)	Policy charges	(402)	(424)	(414)	(413)	(442)
—	—	Acquisition	—	—	—	—	—

28,728	26,861	Ending balance	26,861	27,420	27,942	28,347	28,728

		Separate Account Liabilities:
32,085	28,455	Beginning balance	31,100	32,085	31,897	32,430	33,562
1,601	1,606	Premiums and deposits	491	419	379	365	438
(1,099)	(1,249)	Surrenders and withdrawals	(464)	(253)	(312)	(272)	(262)

502	357	Net sales	27	166	67	93	176
(388)	(169)	Benefit payments	(47)	(55)	(46)	(41)	(246)

114	188	Net flows	(20)	111	21	52	(70)
(1,173)	4,798	Change in market value, interest credited and other	1,347	51	861	1,450	(3,535)
(294)	(438)	Net transfers (to) from general account	(110)	(119)	(119)	(136)	80
(936)	(918)	Policy charges	(232)	(231)	(230)	(234)	(241)
—	—	Acquisition	—	—	—	—	—

29,796	32,085	Ending balance	32,085	31,897	32,430	33,562	29,796

		FACE AMOUNT IN FORCE (3):

		Term life	753,804	761,014	770,208	779,181	788,013
		Guaranteed Universal life	142,546	143,449	144,110	144,831	145,861
		Other Universal life	47,516	47,842	48,598	49,552	50,650
		Variable life	163,174	162,514	162,762	162,881	160,747

		Total	1,107,040	1,114,820	1,125,678	1,136,445	1,145,272

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - GROUP INSURANCE, INDIVIDUAL ANNUITIES AND INDIVIDUAL LIFE

(in millions)

Year-to-date			2017	2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS

		GROUP INSURANCE:
162	176	Beginning balance	163	162	161	160	159
1	—	Capitalization	—	—	1	—	—
(5)	(14)	Amortization - operating results	(1)	(1)	(2)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

158	162	Ending balance	162	161	160	159	158

		INDIVIDUAL ANNUITIES:
5,130	4,871	Beginning balance	5,089	5,130	5,083	5,047	4,970
420	314	Capitalization	84	90	107	110	113
(511)	(464)	Amortization - operating results	(118)	(111)	(146)	(139)	(115)
(147)	464	Amortization - realized investment gains and losses	82	(62)	(39)	(73)	27
92	(55)	Impact of unrealized (gains) or losses on AFS securities	(7)	36	42	25	(11)
—	—	Other	—	—	—	—	—

4,984	5,130	Ending balance	5,130	5,083	5,047	4,970	4,984

		INDIVIDUAL LIFE INSURANCE:
5,405	5,278	Beginning balance	5,355	5,405	5,637	5,818	5,959
726	691	Capitalization	181	159	163	184	220
(368)	(483)	Amortization - operating results	(83)	(91)	(105)	(71)	(101)
15	101	Amortization - realized investment gains and losses	(4)	9	2	2	2
325	(182)	Impact of unrealized (gains) or losses on AFS securities	(44)	155	121	26	23

6,103	5,405	Ending balance	5,405	5,637	5,818	5,959	6,103

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,125	1,082	Beginning balance	1,133	1,125	1,083	1,051	1,002
3	2	Capitalization	—	1	—	1	1
(140)	(141)	Amortization - operating results	(36)	(31)	(40)	(38)	(31)
(30)	195	Amortization - realized investment gains and losses	29	(20)	(4)	(25)	19
25	(13)	Impact of unrealized (gains) or losses on AFS securities	(1)	8	12	13	(8)
—	—	Other	—	—	—	—	—

983	1,125	Ending balance	1,125	1,083	1,051	1,002	983

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2017		2018
2018	2017	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
16,171	15,707	3%	Premiums	3,822	4,541	3,767	3,950	3,913
534	503	6%	Policy charges and fee income	129	143	129	129	133
5,245	5,027	4%	Net investment income	1,284	1,301	1,320	1,313	1,311
284	323	-12%	Asset management fees, commissions and other income	57	55	72	98	59

22,234	21,560	3%	Total revenues	5,292	6,040	5,288	5,490	5,416

			Benefits and Expenses (1):
14,071	13,488	4%	Insurance and annuity benefits	3,291	3,915	3,300	3,435	3,421
907	899	1%	Interest credited to policyholders’ account balances	221	238	222	227	220
21	13	62%	Interest expense	3	4	5	6	6
(1,717)	(1,807)	5%	Deferral of acquisition costs	(418)	(475)	(413)	(415)	(414)
1,233	1,138	8%	Amortization of acquisition costs	274	331	306	286	310
4,453	4,631	-4%	General and administrative expenses	1,144	1,171	1,084	1,061	1,137

18,968	18,362	3%	Total benefits and expenses	4,515	5,184	4,504	4,600	4,680

3,266	3,198	2%	Adjusted operating income before income taxes	777	856	784	890	736

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2018			Quarter Ended December 31, 2018
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	16,171	8,364	7,807	3,913	2,035	1,878
Policy charges and fee income	534	394	140	133	99	34
Net investment income	5,245	2,243	3,002	1,311	548	763
Asset management fees, commissions and other income	284	175	109	59	33	26

Total revenues	22,234	11,176	11,058	5,416	2,715	2,701

Benefits and Expenses (1):
Insurance and annuity benefits	14,071	7,499	6,572	3,421	1,831	1,590
Interest credited to policyholders’ account balances	907	243	664	220	55	165
Interest expense	21	11	10	6	3	3
Deferral of acquisition costs	(1,717)	(886)	(831)	(414)	(220)	(194)
Amortization of acquisition costs	1,233	633	600	310	161	149
General and administrative expenses	4,453	2,086	2,367	1,137	536	601

Total benefits and expenses	18,968	9,586	9,382	4,680	2,366	2,314

Adjusted operating income before income taxes	3,266	1,590	1,676	736	349	387

	Twelve Months Ended December 31, 2017			Quarter Ended December 31, 2017
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	15,707	7,953	7,754	3,822	1,966	1,856
Policy charges and fee income	503	357	146	129	92	37
Net investment income	5,027	2,119	2,908	1,284	554	730
Asset management fees, commissions and other income	323	215	108	57	50	7

Total revenues	21,560	10,644	10,916	5,292	2,662	2,630

Benefits and Expenses (1):
Insurance and annuity benefits	13,488	7,019	6,469	3,291	1,741	1,550
Interest credited to policyholders’ account balances	899	238	661	221	56	165
Interest expense	13	8	5	3	2	1
Deferral of acquisition costs	(1,807)	(959)	(848)	(418)	(221)	(197)
Amortization of acquisition costs	1,138	563	575	274	133	141
General and administrative expenses	4,631	2,282	2,349	1,144	568	576

Total benefits and expenses	18,362	9,151	9,211	4,515	2,279	2,236

Adjusted operating income before income taxes	3,198	1,493	1,705	777	383	394

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2017		2018
2018	2017		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
6,496	6,056	Japan, excluding Gibraltar Life	1,439	1,880	1,537	1,537	1,542
7,947	7,900	Gibraltar Life	1,893	2,206	1,820	2,009	1,912
2,262	2,254	All other countries	619	598	539	533	592

16,705	16,210	Total	3,951	4,684	3,896	4,079	4,046

		Annualized new business premiums:
819	913	Japan, excluding Gibraltar Life	164	234	190	189	206
1,483	1,595	Gibraltar Life (2)	352	407	399	351	326
438	478	All other countries	129	117	106	105	110

2,740	2,986	Total (2)	645	758	695	645	642

		Annualized new business premiums by distribution channel:
1,257	1,391	Life Planner Operations	293	351	296	294	316
783	741	Gibraltar Life Consultants (2)	167	196	234	178	175
480	615	Banks (2)	136	158	104	123	95
220	239	Independent Agency (2)	49	53	61	50	56

2,740	2,986	Total (2)	645	758	695	645	642

		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:
6,469	6,099	Japan, excluding Gibraltar Life	1,456	1,842	1,520	1,542	1,565
7,910	7,957	Gibraltar Life	1,903	2,168	1,802	2,013	1,927
2,239	2,178	All other countries	594	562	532	542	603

16,618	16,234	Total	3,953	4,572	3,854	4,097	4,095

		Annualized new business premiums:
816	919	Japan, excluding Gibraltar Life	165	232	188	189	207
1,481	1,599	Gibraltar Life (2)	353	405	399	350	327
434	454	All other countries	121	108	104	110	112

2,731	2,972	Total (2)	639	745	691	649	646

		Annualized new business premiums by distribution channel:
1,250	1,373	Life Planner Operations	286	340	292	299	319
782	743	Gibraltar Life Consultants (2)	167	195	234	177	176
480	615	Banks (2)	136	158	104	122	96
219	241	Independent Agency (2)	50	52	61	51	55

2,731	2,972	Total (2)	639	745	691	649	646

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	2017 sales amounts have been revised from the elimination of Gibraltar Life’s one-month reporting lag.
(3)

Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 111 per U.S. dollar and Korean won 1,150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2017		2018
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	339	343	347	351	355
Gibraltar Life	340	341	342	345	345
All other countries	130	132	125	127	130

Total	809	816	814	823	830

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,714	3,773	3,814	3,860	3,907
Gibraltar Life	7,220	7,219	7,217	7,224	7,218
All other countries	2,169	2,134	2,096	2,116	2,134

Total	13,103	13,126	13,127	13,200	13,259

International life insurance policy persistency:

Life Planner Operations:
13 months	92.9%	92.9%	93.3%	93.1%	92.7%
25 months	86.2%	86.6%	86.9%	86.9%	86.6%

Gibraltar Life (3):
13 months	93.4%	93.5%	93.6%	93.7%	93.9%
25 months	87.2%	87.2%	87.1%	87.1%	87.1%

Number of Life Planners at end of period:
Japan	3,941	4,076	3,964	4,130	4,183
All other countries	3,890	3,695	3,674	3,668	3,786

Total Life Planners	7,831	7,771	7,638	7,798	7,969

Gibraltar Life Consultants	8,326	8,137	7,938	8,030	7,964

(1)

Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 111 per U.S. dollar and Korean won 1,150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2018				December 31, 2017
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	295,312	26,203	269,109	64.8%	287,878	27,448	260,430	64.7%
Public, held-to-maturity, at amortized cost	1,745	—	1,745	0.4%	1,747	—	1,747	0.4%
Private, available-for-sale, at fair value	57,870	12,542	45,328	10.9%	58,293	13,814	44,479	11.1%
Private, held-to-maturity, at amortized cost	268	—	268	0.1%	302	—	302	0.1%
Fixed maturities, trading, at fair value (1)	2,088	195	1,893	0.5%	1,789	200	1,589	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	21,254	—	21,254	5.1%	22,097	—	22,097	5.5%
Equity securities, at fair value (1)	5,633	1,784	3,849	0.9%	6,755	2,479	4,276	1.1%
Commercial mortgage and other loans, at book value	59,033	8,782	50,251	12.1%	55,411	9,017	46,394	11.5%
Policy loans, at outstanding balance	12,016	4,410	7,606	1.8%	11,891	4,543	7,348	1.8%
Other invested assets (1)(2)	11,723	3,316	8,407	2.0%	10,669	3,159	7,510	1.9%
Short-term investments	6,426	478	5,948	1.4%	6,734	631	6,103	1.5%

Subtotal (3)	473,368	57,710	415,658	100.0%	463,566	61,291	402,275	100.0%

Invested assets of other entities and operations (4)	5,877	—	5,877		6,305	—	6,305

Total investments	479,245	57,710	421,535		469,871	61,291	408,580

Fixed Maturities by Credit Quality (3)(5):	December 31, 2018					December 31, 2017
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	210,578	23,776	2,307	232,047	85.5%	195,968	26,830	872	221,926	84.4%
2	28,246	1,453	1,195	28,504	10.5%	26,795	3,040	142	29,693	11.3%

Subtotal - High or Highest Quality Securities	238,824	25,229	3,502	260,551	96.0%	222,763	29,870	1,014	251,619	95.7%

3	5,973	280	240	6,013	2.2%	5,541	442	44	5,939	2.3%
4	3,709	275	287	3,697	1.4%	3,457	467	77	3,847	1.5%
5	725	85	57	753	0.3%	781	179	32	928	0.4%
6	181	8	7	182	0.1%	196	10	3	203	0.1%

Subtotal - Other Securities	10,588	648	591	10,645	4.0%	9,975	1,098	156	10,917	4.3%

Total	249,412	25,877	4,093	271,196	100.0%	232,738	30,968	1,170	262,536	100.0%

Private Fixed Maturities:

NAIC Rating (6)
1	11,712	362	261	11,813	25.9%	11,823	720	53	12,490	27.9%
2	27,522	814	804	27,532	60.4%	23,956	1,520	193	25,283	56.5%

Subtotal - High or Highest Quality Securities	39,234	1,176	1,065	39,345	86.3%	35,779	2,240	246	37,773	84.4%

3	4,176	50	168	4,058	8.9%	4,660	228	35	4,853	10.8%
4	1,545	16	81	1,480	3.2%	1,224	34	28	1,230	2.7%
5	670	14	20	664	1.5%	885	46	25	906	2.0%
6	72	5	11	66	0.1%	40	4	3	41	0.1%

Subtotal - Other Securities	6,463	85	280	6,268	13.7%	6,809	312	91	7,030	15.6%

Total	45,697	1,261	1,345	45,613	100.0%	42,588	2,552	337	44,803	100.0%

(1)	Prior period amounts have been reclassified to conform to current period presentation.
(2)

Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

(3)

Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.

(4)

Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.

(5)	Excludes fixed maturity securities classified as trading.
(6)

Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2018 and December 31, 2017, 1,744 securities with amortized cost of $9,079 million (fair value $9,135 million) and 982 securities with amortized cost of $6,022 million (fair value $6,217 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	December 31, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	133,084	74.6%	128,332	76.0%
Public, held-to-maturity, at amortized cost	1,745	1.0%	1,747	1.0%
Private, available-for-sale, at fair value	16,222	9.1%	14,538	8.6%
Private, held-to-maturity, at amortized cost	268	0.1%	302	0.2%
Fixed maturities, trading, at fair value (3)	328	0.2%	257	0.1%
Assets supporting experience-rated contractholder liabilities, at fair value	2,441	1.4%	2,586	1.5%
Equity securities, at fair value (3)	1,972	1.1%	2,151	1.3%
Commercial mortgage and other loans, at book value	17,228	9.6%	14,268	8.5%
Policy loans, at outstanding balance	2,715	1.5%	2,545	1.5%
Other invested assets (3)(4)	1,957	1.1%	2,021	1.2%
Short-term investments	451	0.3%	244	0.1%

Total	178,411	100.0%	168,991	100.0%

	December 31, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	136,025	57.3%	132,098	56.6%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	29,106	12.3%	29,941	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value (3)	1,565	0.7%	1,332	0.6%
Assets supporting experience-rated contractholder liabilities, at fair value	18,813	7.9%	19,511	8.3%
Equity securities, at fair value (3)	1,877	0.8%	2,125	0.9%
Commercial mortgage and other loans, at book value	33,023	13.9%	32,126	13.8%
Policy loans, at outstanding balance	4,891	2.1%	4,803	2.1%
Other invested assets (3)(4)	6,450	2.7%	5,489	2.4%
Short-term investments	5,497	2.3%	5,859	2.5%

Total	237,247	100.0%	233,284	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Prior period amounts have been reclassified to conform to current period presentation.
(4)	Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended December 31
	2018			2017
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.83%	2,746	(51)	3.86%	2,594	(53)
Equity securities	2.94%	30	—	4.85%	72	256
Commercial mortgage and other loans	3.99%	442	(3)	4.09%	413	3
Policy loans	4.87%	92	—	4.86%	88	—
Short-term investments and cash equivalents	3.02%	89	1	1.54%	55	(3)

Gross investment income before investment expenses	3.82%	3,399	(53)	3.87%	3,222	203
Investment expenses	-0.15%	(175)	—	-0.14%	(129)	—

Subtotal	3.67%	3,224	(53)	3.73%	3,093	203

Other investments (3)		48	590		167	(779)
Investment results of other entities and operations (4)		220	153		279	(7)
Less, investment income related to adjusted operating income reconciling items		(110)			(74)

Total		3,382	690		3,465	(583)

	Twelve Months Ended December 31
	2018			2017
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.87%	10,711	285	3.90%	10,088	412
Equity securities	2.86%	120	—	4.65%	326	565
Commercial mortgage and other loans	4.03%	1,714	(7)	4.12%	1,590	(3)
Policy loans	4.91%	359	—	4.92%	347	—
Short-term investments and cash equivalents	2.25%	298	—	1.31%	172	(3)

Gross investment income before investment expenses	3.85%	13,202	278	3.90%	12,523	971
Investment expenses	-0.15%	(634)	—	-0.15%	(490)	—

Subtotal	3.70%	12,568	278	3.75%	12,033	971

Other investments (3)		314	1,352		630	(1,063)
Investment results of other entities and operations (4)		1,006	217		1,119	(10)
Less, investment income related to adjusted operating income reconciling items		(398)			(283)

Total		13,490	1,847		13,499	(102)

(1)	Excludes Closed Block Division.
(2)

Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4)

Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and our investment management operations.

(5)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.88%	937	195	3.00%	920	(39)
Equity securities	4.38%	22	—	3.36%	20	245
Commercial mortgage and other loans	3.92%	166	(2)	3.89%	135	—
Policy loans	3.91%	26	—	3.95%	25	—
Short-term investments and cash equivalents	5.63%	7	—	1.25%	4	—

Gross investment income before investment expenses	3.04%	1,158	193	3.11%	1,104	206
Investment expenses	-0.13%	(63)	—	-0.13%	(49)	—

Subtotal	2.91%	1,095	193	2.98%	1,055	206

Other investments (2)		7	185		32	(82)

Total		1,102	378		1,087	124

	Twelve Months Ended December 31
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.93%	3,707	666	3.06%	3,624	466
Equity securities	3.45%	72	—	2.91%	79	511
Commercial mortgage and other loans	3.96%	623	(3)	4.05%	515	—
Policy loans	3.92%	101	—	4.00%	97	—
Short-term investments and cash equivalents	2.83%	33	—	1.25%	14	—

Gross investment income before investment expenses	3.06%	4,536	663	3.17%	4,329	977
Investment expenses	-0.13%	(237)	—	-0.12%	(184)	—

Subtotal	2.93%	4,299	663	3.05%	4,145	977

Other investments (2)		93	96		132	115

Total		4,392	759		4,277	1,092

(1)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

(2)

Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments”. Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended December 31
	2018			2017
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.62%	1,809	(246)	4.59%	1,674	(14)
Equity securities	1.47%	8	—	5.82%	52	11
Commercial mortgage and other loans	4.02%	276	(1)	4.20%	278	3
Policy loans	5.39%	66	—	5.35%	63	—
Short-term investments and cash equivalents	2.89%	82	1	1.56%	51	(3)

Gross investment income before investment expenses	4.41%	2,241	(246)	4.44%	2,118	(3)
Investment expenses	-0.16%	(112)	—	-0.15%	(80)	—

Subtotal	4.25%	2,129	(246)	4.29%	2,038	(3)

Other investments (3)		41	405		135	(697)

Total		2,170	159		2,173	(700)

	Twelve Months Ended December 31
	2018			2017
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.68%	7,004	(381)	4.61%	6,464	(54)
Equity securities	2.28%	48	—	5.75%	247	54
Commercial mortgage and other loans	4.08%	1,091	(4)	4.16%	1,075	(3)
Policy loans	5.44%	258	—	5.41%	250	—
Short-term investments and cash equivalents	2.20%	265	—	1.31%	158	(3)

Gross investment income before investment expenses	4.45%	8,666	(385)	4.44%	8,194	(6)
Investment expenses	-0.17%	(397)	—	-0.16%	(306)	—

Subtotal	4.28%	8,269	(385)	4.28%	7,888	(6)

Other investments (3)		221	1,256		498	(1,178)

Total		8,490	871		8,386	(1,184)

(1)	Excludes Closed Block Division.
(2)

Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

INCOME STATEMENT IMPACT FROM UPDATED ESTIMATES OF PROFITABILITY DRIVEN BY MARKET PERFORMANCE VERSUS ASSUMPTIONS

(in millions)

	Fourth Quarter 2018							Fourth Quarter 2017
	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Pre-Tax Adjusted Operating Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Amortization of Acquisition Costs	Pre-Tax Adjusted Operating Income
Individual Annuities:
Market performance and experience true-ups	—	(10)	12	3	(3)	—	(22)	5	(6)	(5)	16
Individual Life:
Market performance and experience true-ups	(1)	—	2	—	7	52	(62)	—	—	—	—
International Insurance - Life Planner operations:
Market performance and experience true-ups	—	—	16	—	9	—	(25)	—	—	—	—

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended December 31, 2018								Three Months Ended December 31, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	11,487	—	—	—	621	112	—	12,220	8,720	—	—	—	674	95	—	9,489
Policy charges and fee income	1,570	(51)	—	—	—	1	—	1,520	1,604	(61)	—	—	—	—	—	1,543
Net investment income	3,382	(11)	—	—	544	121	—	4,036	3,465	(12)	—	—	670	86	—	4,209
Realized investment gains (losses), net	249	379	—	—	26	62	—	716	82	(663)	—	—	72	(2)	—	(511)
Asset management fees, commissions and other income	1,092	(500)	(277)	—	(313)	(42)	(20)	(60)	1,379	121	6	—	28	2	(1)	1,535

Total revenues	17,780	(183)	(277)	—	878	254	(20)	18,432	15,250	(615)	6	—	1,444	181	(1)	16,265

Benefits and Expenses:

Insurance and annuity benefits	11,934	42	—	—	786	166	—	12,928	9,163	85	—	—	1,311	174	—	10,733
Interest credited to policyholders’ account balances	937	(25)	—	(228)	33	5	—	722	929	(25)	—	(37)	33	—	—	900
Interest expense	372	—	—	—	1	1	—	374	344	—	—	—	—	2	—	346
Deferral of acquisition costs	(754)	—	—	—	—	(2)	—	(756)	(686)	—	—	—	—	—	—	(686)
Amortization of acquisition costs	533	(34)	—	—	9	1	—	509	480	(76)	—	—	10	—	—	414
General and administrative expenses	3,440	49	—	—	89	32	(8)	3,602	3,448	(18)	—	—	94	18	(100)	3,442

Total benefits and expenses	16,462	32	—	(228)	918	203	(8)	17,379	13,678	(34)	—	(37)	1,448	194	(100)	15,149

	Twelve Months Ended December 31, 2018								Twelve Months Ended December 31, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience- rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience- rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run- off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	32,978	—	—	—	2,301	500	—	35,779	29,162	—	—	—	2,526	403	—	32,091
Policy charges and fee income	6,272	(274)	—	—	—	4	—	6,002	5,518	(215)	—	—	—	—	—	5,303
Net investment income	13,490	(41)	—	—	2,288	439	—	16,176	13,499	(38)	—	—	2,653	321	—	16,435
Realized investment gains (losses), net	526	1,366	—	—	130	(45)	—	1,977	486	(631)	—	—	534	43	—	432
Asset management fees, commissions and other income	4,864	(706)	(863)	—	(41)	(93)	(103)	3,058	4,981	67	336	—	113	8	(77)	5,428

Total revenues	58,130	345	(863)	—	4,678	805	(103)	62,992	53,646	(817)	336	—	5,826	775	(77)	59,689

Benefits and Expenses:

Insurance and annuity benefits	34,411	(75)	—	—	4,208	2,196	—	40,740	30,071	(69)	—	—	5,226	657	—	35,885
Interest credited to policyholders’ account balances	3,720	40	—	(710)	132	14	—	3,196	3,729	(191)	—	151	133	—	—	3,822
Interest expense	1,414	—	—	—	2	4	—	1,420	1,322	—	—	—	1	4	—	1,327
Deferral of acquisition costs	(2,864)	—	—	—	—	(7)	—	(2,871)	(2,818)	—	—	—	—	—	—	(2,818)
Amortization of acquisition costs	2,114	118	—	—	35	6	—	2,273	2,093	(550)	—	—	37	—	—	1,580
General and administrative expenses	12,967	(41)	—	—	363	127	(16)	13,400	13,005	51	—	—	384	76	(110)	13,406

Total benefits and expenses	51,762	42	—	(710)	4,740	2,340	(16)	58,158	47,402	(759)	—	151	5,781	737	(110)	53,202

(1)	See page 38 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended March 31, 2018								Three Months Ended June 30, 2018
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience- rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	6,638	—	—	—	551	122	—	7,311	6,710	—	—	—	600	128	—	7,438
Policy charges and fee income	1,575	(71)	—	—	—	—	—	1,504	1,570	(92)	—	—	—	2	—	1,480
Net investment income	3,337	(10)	—	—	593	78	—	3,998	3,404	(10)	—	—	591	111	—	4,096
Realized investment gains (losses), net	63	433	—	—	(2)	(69)	—	425	151	434	—	—	110	(10)	—	685
Asset management fees, commissions and other income	1,262	(336)	(403)	—	21	1	(26)	519	1,208	(31)	(193)	—	87	(88)	(27)	956

Total revenues	12,875	16	(403)	—	1,163	132	(26)	13,757	13,043	301	(193)	—	1,388	143	(27)	14,655

Benefits and Expenses:

Insurance and annuity benefits	6,853	(62)	—	—	1,035	177	—	8,003	7,160	(24)	—	—	1,288	1,628	—	10,052
Interest credited to policyholders’ account balances	911	25	—	(418)	33	(1)	—	550	932	9	—	(85)	33	5	—	894
Interest expense	340	—	—	—	—	1	—	341	347	—	—	—	—	1	—	348
Deferral of acquisition costs	(718)	—	—	—	—	(1)	—	(719)	(684)	—	—	—	—	(2)	—	(686)
Amortization of acquisition costs	530	47	—	—	10	1	—	588	555	48	—	—	8	2	—	613
General and administrative expenses	3,238	(58)	—	—	94	27	—	3,301	3,072	(9)	—	—	90	35	(4)	3,184

Total benefits and expenses	11,154	(48)	—	(418)	1,172	204	—	12,064	11,382	24	—	(85)	1,419	1,669	(4)	14,405

	Three Months Ended September 30, 2018
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience- rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run- off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	8,143	—	—	—	529	138	—	8,810
Policy charges and fee income	1,557	(60)	—	—	—	1	—	1,498
Net investment income	3,367	(10)	—	—	560	129	—	4,046
Realized investment gains (losses), net	63	120	—	—	(4)	(28)	—	151
Asset management fees, commissions and other income	1,302	161	10	—	164	36	(30)	1,643

Total revenues	14,432	211	10	—	1,249	276	(30)	16,148

Benefits and Expenses:

Insurance and annuity benefits	8,464	(31)	—	—	1,099	225	—	9,757
Interest credited to policyholders’ account balances	940	31	—	21	33	5	—	1,030
Interest expense	355	—	—	—	1	1	—	357
Deferral of acquisition costs	(708)	—	—	—	—	(2)	—	(710)
Amortization of acquisition costs	496	57	—	—	8	2	—	563
General and administrative expenses	3,217	(23)	—	—	90	33	(4)	3,313

Total benefits and expenses	12,764	34	—	21	1,231	264	(4)	14,310

(1)	See page 38 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate and certain deferred taxes is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP as well as remeasurement of deferred tax assets and liabilities, for the fourth quarter of 2017 only, originally established through AOCI, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement and certain deferred taxes is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

As of the fourth quarter of 2017 and first, second and third quarter of 2018, book value per share of Common Stock (including AOCI, excluding AOCI, and excluding AOCI and remeasurement of foreign currency and certain deferred taxes) includes a $500 million increase in equity and a 5.88 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes (“ESNs”) when book value per share of Common Stock is greater than $85.00. Reflecting the dilutive impact of ESNs when book value per share is greater than $82.16, to calculate book value per share of Common Stock (including AOCI, excluding AOCI and excluding AOCI and remeasurement of foreign currency and certain deferred taxes) as of the fourth quarter of 2018, equity is increased by $500 million and diluted shares include 6.09 million shares.

Diluted shares as of the fourth quarter of 2017 and first, second and third quarters of 2018 include 5.88 million shares due to the dilutive impact of conversion of ESNs when book value per share of Common Stock (including AOCI, excluding AOCI, and excluding AOCI and remeasurement of foreign currency and certain deferred taxes) is greater than $85.00. Diluted shares as of the fourth quarter of 2018, include 6.09 million shares due to the dilutive impact of conversion of ESNs when book value per share of Common Stock (including AOCI, excluding AOCI, and excluding AOCI and remeasurement of foreign currency and certain deferred taxes) is greater than $82.16.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the investment management business.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested and Run-off Businesses:

Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance Advisors in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Advisors:

Captive financial professionals and field managers in our insurance operations in the United States.

28. Prudential Advisor productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2018

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of February 6, 2019

	A.M. Best*	Standard & Poor’s	Moody’s*	Fitch Ratings*
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc. (1)	NR	twAAA	NR	NR

CREDIT RATINGS:
as of February 6, 2019

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, an S&P Global Company.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.